UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2010

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a record of the votes cast at the Company’s Annual Meeting of Stockholders in the election of directors of the Company:

	FOR	VOTE WITHHELD
Edward J. Dobrow	3,863,100	469,353
David W. Heeter	3,876,291	456,162
Edward C. Levy	3,868,191	464,262
Michael J. Marien	3,882,579	449,874

Accordingly, the individuals named above, were declared to be duly elected directors of the Company for terms to expire in 2013.

The following is a record of the votes cast in respect of the proposal on an advisory (nonbinding) resolution to approve our executive compensation as disclosed in the Proxy Statement.

FOR	5,386,827
AGAINST	602,200
ABSTAIN	88,632

Accordingly, the proposal described above was declared to be duly adopted by the stockholders of the Corporation.

Item 7.01.  Regulation FD Disclosure

On April 28, 2010 the Registrant held its Annual Meeting and a presentation was made.  A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.  Other Events

On April 29, 2010 the Registrant issued a press release announcing the results of business discussed at its Annual Meeting.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Presentation dated April 28, 2010.

	99.2	Press release dated April 29, 2010.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: April 29, 2010	By:	/s/ David W. Heeter
David W. Heeter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation, dated April 28, 2010

99.2	Press Release, dated April 29, 2010